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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549






                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 4, 2004



                            SAGA COMMUNICATIONS, INC.
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                      1-11588                 38-3042953
(State or other jurisdiction    (Commission File Number)      (IRS Employer
     of incorporation)                                      Identification No.)

     73 Kercheval Avenue, Grosse Pointe Farms, MI             48236
        (Address of Principal Executive Offices)           (Zip Code)

       Registrant's telephone number, including area code: (313) 886-7070



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ITEM 9.  REGULATION FD DISCLOSURE.

         On May 4, 2004, Saga Communications, Inc. issued a press release announcing its results of operations for the quarter ended March 31, 2004, which also contained projections for fiscal year 2004. The press release, dated May 4, 2004, is attached as Exhibit 99.1 to this Form 8-K.

         Certain statements made in the press release that are not historical facts, including those regarding the Company's future plans, objectives and expected performance, are "forward-looking statements" within the meaning of the federal securities laws. These forward-looking statements represent our outlook only as of the date of the press release. While we believe any forward-looking statements we have made are reasonable, actual results could differ materially since the statements were based on our current expectations and are subject to risks and uncertainties. These risks and uncertainties are discussed in the Company's reports filed with the Securities and Exchange Commission. You should refer to and consider these factors when relying on such forward-looking information. The Company does not undertake, and expressly disclaims any obligation, to update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On May 4, 2004, Saga Communications, Inc. issued a press release announcing its results of operations for the quarter ended March 31, 2004. The press release, dated May 4, 2004, is attached as Exhibit 99.1 to this Form 8-K.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SAGA COMMUNICATIONS, INC.


Date:  May 4, 2004                 By:  /s/ SAMUEL D. BUSH
                                       -------------------------------
                                          Samuel D. Bush
                                          Senior Vice President,
                                          Chief Financial Officer and Treasurer



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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

99.1              Press Release dated May 4, 2004